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                                                                   Exhibit 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement Form S-4 and related joint proxy statement/prospectus of Accelerated Networks, Inc. and to the inclusion herein of our report dated September 28, 2001, with respect to the audited financial statements of Occam Networks, Inc. as of December 31, 2000 and 1999.

                                          /s/  ERNST & YOUNG LLP

Woodland Hills, California
February 6, 2002